UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	January 19, 2006

MFA MORTGAGE INVESTMENTS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13991	13-3974868
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 Park Avenue, 21st Floor, New York, New York 10022
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code:	(212) 207-6400

                                 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 13, 2006, the Compensation Committee of the Board of Directors of MFA Mortgage Investments, Inc. (“MFA”) approved an increase in the annual base salaries for two of MFA’s named executive officers. The following table sets forth the approved annual base salary levels for such named executive officers:

Name	Position	Base Salary

Timothy W. Korth	General Counsel, Senior Vice President – Business Development and Secretary	$275,000

Teresa D. Covello	Senior Vice President, Chief Accounting Officer and Treasurer	$225,000

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

MFA issued a press release, dated January 19, 2006, announcing certain information relating to the repositioning of its portfolio of mortgage-backed securities during the fourth quarter of 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information (including Exhibit 99.1 referenced in Items 7.01 and 9.01 below) is being “furnished” under “Item 2.02. Results of Operations and Financial Condition” and “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. This information (including Exhibit 99.1 referenced in Items 7.01 and 9.01 below) shall not be incorporated by reference into any registration statement or other document filed by MFA pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

As discussed therein, the press release contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to MFA’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in MFA’s other documents filed with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

ITEM 7.01.	REGULATION FD DISCLOSURE.

As discussed in Item 2.02 above, MFA issued a press release, dated January 19, 2006, announcing certain information relating to the repositioning of its portfolio of mortgage-backed securities during the fourth quarter of 2005, the text of which is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.
99.1	Press Release, dated January 19, 2006, announcing certain information relating to the repositioning of its portfolio of mortgage-backed securities during the fourth quarter of 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA MORTGAGE INVESTMENTS, INC.

By:	/s/Timothy W. Korth
Timothy W. Korth General Counsel and Senior Vice President – Business Development

Date: January 19, 2006